As filed with the Securities and Exchange Commission on October 10, 2005
                                                     Registration No. 333-126896
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                   ------------------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-1
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             Hennessy Advisors, Inc.
             (Exact name of registrant as specified in its charter)

  California                        6282                          68-0176227
(State or other         (Primary Standard Industrial          (I.R.S. Employer
jurisdiction of           Classification Code Number)        Identification No.)
incorporation or
organization)
                           750 Grant Avenue, Suite 100
                            Novato, California 94945
                                 (415) 899-1555
     (Address, including zip code, and telephone number, including area code of Registrant's principal executive offices.)

                                Neil J. Hennessy
                             Chief Executive Officer
                             Hennessy Advisors, Inc.
                           750 Grant Avenue, Suite 100
                            Novato, California 94945
                                 (415) 899-1555
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                                   Copies to:
         Linda Y. Kelso                           John F. Hartigan
       Foley & Lardner LLP                   Morgan, Lewis & Bockius LLP
One Independent Drive, Suite 1300    300 South Grand Avenue, Twenty-Second Floor
Jacksonville, Florida 32202-5017         Los Angeles, California 90071-3132
         (904) 359-2000                            (213) 612-2500

         Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement is declared effective.

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. |_|

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

         If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

         If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. |_|

         Hennessy Advisors, Inc. hereby amends this Form S-1 registration statement for the purpose of deregistering all 1,822,463 shares of common stock covered by the registration statement. The registrant has elected to terminate its offering without selling any shares.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Novato, State of California, on October 10, 2005.

                                        HENNESSY ADVISORS, INC.


                                        By: /s/ Neil J. Hennessy
                                           -------------------------------------
                                            Neil J. Hennessy, Chief Executive
                                            Officer, President and Chairman of
                                            the Board


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates stated.

                         NAME                                                         DATE
                         ----                                                         ----

/s/ Neil J. Hennessy                                                            October 10, 2005
--------------------------------------------------------------
Neil J. Hennessy, Chief Executive Officer, President,
Chairman of the Board and Director

/s/ Teresa M. Nilsen                                                            October 10, 2005
--------------------------------------------------------------
Teresa M. Nilsen, Chief Financial Officer, Chief Accounting
Officer and Director

/s/ Daniel B. Steadman                                                          October 10, 2005
--------------------------------------------------------------
Daniel B. Steadman, Director

/s/ Brian A. Hennessy*                                                          October 10, 2005
--------------------------------------------------------------
Brian A. Hennessy, Director

/s/ Daniel G. Libarle*                                                          October 10, 2005
--------------------------------------------------------------
Daniel G. Libarle, Director

/s/ Rodger Offenbach*                                                           October 10, 2005
--------------------------------------------------------------
Rodger Offenbach, Director

/s/ Thomas L. Seavey*                                                           October 10, 2005
--------------------------------------------------------------
Thomas L. Seavey, Director

                                                                                October 10, 2005
--------------------------------------------------------------
Charles W. Bennett, Director

/s/ Henry Hansel*                                                               October 10, 2005
--------------------------------------------------------------
Henry Hansel, Director

*By:     /s/ Daniel B. Steadman                                                 October 10, 2005
    ----------------------------------------------------------
         Daniel B. Steadman, Attorney-in-Fact